Exhibit 4.1

NUMBER
PTI
SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION
COMMON STOCK
SHARES
CUSIP 74373B 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
PROTEOSTASIS THERAPEUTICS, INC.
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
SPECIMEN
IS THE RECORD HOLDER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
PROTEOSTASIS THERAPEUTICS, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of the Corporation’s duly authorized officers.
Dated:
SECRETARY PRESIDENT
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
BY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties
(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.